UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSRS

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-05227

Name of Fund: Apex Municipal Fund, Inc.

Fund Address: P.O. Box 9011
              Princeton, NJ 08543-9011

Name and address of agent for service: Robert C. Doll, Jr., President, Apex
        Municipal Fund, Inc., 800 Scudders Mill Road, Plainsboro, NJ 08536. Mailing address: P.O. Box 9011, Princeton, NJ 08543-9011

Registrant's telephone number, including area code: (609) 282-2800

Date of fiscal year end: 06/30/05

Date of reporting period: 07/01/04 - 12/31/04

Item 1 - Report to Stockholders

[LOGO] Merrill Lynch Investment Managers                         www.mlim.ml.com

                                        Apex Municipal
                                        Fund, Inc.

Semi-Annual Report
December 31, 2004

[LOGO] Merrill Lynch Investment Managers

Apex Municipal Fund, Inc.

Quality Profile

The quality ratings of securities in the Fund as of December 31, 2004 were as follows:

--------------------------------------------------------------------------------
                                                                      Percent of
                                                                        Total
S&P Rating/Moody's Rating                                            Investments
--------------------------------------------------------------------------------
A/A .....................................................                   3.9%
BBB/Baa .................................................                  17.9
BB/Ba ...................................................                  20.6
B/B .....................................................                  10.5
CCC/Caa .................................................                   3.1
NR (Not Rated) ..........................................                  43.9
Other+ ..................................................                   0.1
--------------------------------------------------------------------------------
+ Includes Portfolio holdings in short-term variable rate municipal securities.

Officers and Directors

Terry K. Glenn, President and Director
James H. Bodurtha, Director
Joe Grills, Director
Herbert I. London, Director
Roberta Cooper Ramo, Director
Robert S. Salomon, Jr., Director
Stephen B. Swensrud, Director
Kenneth A. Jacob, Senior Vice President
John M. Loffredo, Senior Vice President
Theodore R. Jaeckel Jr., Vice President
Donald C. Burke, Vice President and Treasurer
Jeffrey Hiller, Chief Compliance Officer
Alice A. Pellegrino, Secretary

Custodian

The Bank of New York
100 Church Street
New York, NY 10286

Transfer Agent

The Bank of New York
101 Barclay Street -- 11 East
New York, NY 10286

NYSE Symbol

APX

--------------------------------------------------------------------------------
Andre F. Perold resigned as a Director of Apex Municipal Fund, Inc. effective October 22, 2004.

Effective January 1, 2005, Terry K. Glenn retired as President and Director of the Fund. The Fund's Board of Directors wishes Mr. Glenn well in his retirement.

Effective January 1, 2005, Robert C. Doll, Jr. became President and Director of the Fund.
--------------------------------------------------------------------------------


2               APEX MUNICIPAL FUND, INC.       DECEMBER 31, 2004

A Letter From the President and Chief Investment Officer

Dear Shareholder

The U.S. equity market ended 2004 in positive territory, although not without some suspense along the way. Fixed income markets also performed well, with high yield bond investors enjoying some of the greatest returns.

Over the past year, the equity market generally found support from a healthy economic environment, above-average corporate earnings, increased capital spending and still-low interest rates. Stalling the momentum somewhat throughout the year was a contentious election, negligible inflation amid a rising federal funds interest rate, record-high oil prices and the seemingly ever-present worries over terrorism and the war in Iraq.

Still, the Standard & Poor's 500 Index posted a 12-month return of +10.88% and a six-month return of +7.19% as of December 31, 2004. The fourth quarter of the year proved to be the most telling, as the S&P 500 Index was up only 1.51% year-to-date as of September 30, 2004. As the price of oil relaxed and election uncertainties subsided, the market headed more convincingly upward in the last quarter of the year.

Given the relatively positive environment for equities, the favorable performance of the bond market came as somewhat of a surprise. The Lehman Brothers Aggregate Bond Index posted a 12-month return of +4.34% and a six-month return of +4.18% as of December 31, 2004. The tax-exempt market performed just as well, with a 12-month return of +4.48% and a six-month return of +5.19%, as measured by the Lehman Brothers Municipal Bond Index. Those comfortable with a higher degree of risk benefited this past year, as the Credit Suisse First Boston High Yield Index posted a 12-month return of +11.95% and a six-month return of +9.26%. Interestingly, as the Federal Reserve Board began raising its target short-term interest rate, long-term bond yields were little changed. In fact, the yield on the 10-year Treasury was 4.24% at year-end compared to 4.27% at December 31, 2003. The yield on the two-year Treasury climbed to 3.08% at year-end 2004 from 1.84% a year earlier.

As always, our investment professionals are closely monitoring the markets, the economy and the overall environment in an effort to make well-informed decisions for the portfolios they manage. For the individual investor, the key to investment success -- particularly during uncertain times -- is to maintain a long-term perspective and adhere to the disciplines of asset allocation, diversification and rebalancing. We encourage you to work with your financial advisor to ensure these time-tested techniques are incorporated into your investment plan.

We thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to serving you in the new year and beyond.

                                        Sincerely,


                                        /s/ Robert C. Doll, Jr.

                                        Robert C. Doll, Jr.
                                        President and Chief Investment Officer
                                        Merrill Lynch Investment Managers


                APEX MUNICIPAL FUND, INC.       DECEMBER 31, 2004              3

[LOGO] Merrill Lynch Investment Managers

A Discussion With Your Fund's Portfolio Manager

      The Fund provided a positive total return for the period, as we continued to pursue opportunities to diversify the portfolio and enhance yield.

Describe the recent market environment relative to municipal bonds.

Over the past six months, long-term bond yields declined significantly as their prices, which move in the opposite direction, increased. The rise in bond prices came as somewhat of a surprise, as the economy generally continued to improve. Gross domestic product growth was recently reported at 4% for the third quarter of 2004, up from 3.4% in the second quarter. However, recent improvements in domestic business activity have been offset by inflationary measures remaining in the 1.5% - 2% range.

For its part, the Federal Reserve Board (the Fed) raised its short-term interest rate target by 25 basis points (.25%) to 1.25% in June, the first change in more than a year. In its accompanying statement, the Fed called for a "measured" approach to interest rate increases, removing much of the earlier concern that it might embark on a dramatic series of interest rate hikes. The prospect for a more moderate tightening sequence helped support higher bond prices for the remainder of the period. Four subsequent Fed interest rate hikes brought the federal funds rate to 2.25% by period-end, but had limited market impact as monthly U.S. employment gains remained modest. In addition, strong currency-related demand for U.S. Treasury issues from many foreign governments helped bolster fixed income bond prices. By the end of December 2004, long-term U.S. Treasury bond yields stood at 4.85%, a decline of 46 basis points over the past six months. The 10-year U.S. Treasury note yield fell 36 basis points to 4.24%.

The municipal bond market benefited from a generally supportive technical environment throughout the six-month period. Consequently, while tax-exempt bond yields followed the same pattern as their taxable counterparts, yield volatility was more subdued than that seen in the U.S. Treasury market. Long-term revenue bond yields, as measured by the Bond Buyer Revenue Bond Index, fell 30 basis points over the six months. As reported by Municipal Market Data, AAA-rated issues maturing in 30 years saw their yields decline 41 basis points to 4.61%, while yields on 10-year, AAA-rated issues declined 43 basis points to 3.52%.

During the period, more than $170 billion in new long-term tax-exempt bonds was underwritten, a decline of nearly 7.5% versus the same six months a year ago. The declining supply trend allowed tax-exempt bond prices to register significant gains over the period, performing similarly to their taxable counterparts. New-issue municipal volume should be easily manageable in early 2005, continuing to support the tax-exempt market's favorable technical position.

Relative to Treasury issues, long-term tax-exempt bond yield ratios have remained in the 85% - 95% range, at or above their recent historic average of 85% - 88%. These attractive yield ratios should continue to attract both traditional and non-traditional investors to the tax-exempt market.

How did the Fund perform during the period in light of the existing market conditions?

For the six-month period ended December 31, 2004, the Common Stock of Apex Municipal Fund, Inc. had net annualized yields of 5.99% and 6.46%, based on a period-end per share net asset value of $9.53 and a per share market price of $8.84, respectively, and $.288 per share income dividends. Over the same period, the total investment return on the Fund's Common Stock was +7.85%, based on a change in per share net asset value from $9.13 to $9.53, and assuming reinvestment of all distributions.

The Fund's total return for the period, based on net asset value, slightly lagged the +8.13% average return of the Lipper High Yield Municipal Debt Funds category. Funds in this Lipper category invest at least 50% of their assets in lower-rated municipal debt issues. Several funds in the Lipper group also employ leverage, a strategy that is not within the Fund's investment parameters. Given the low borrowing rates we have seen for some time now, leverage has been a competitive advantage for these funds. Absent the levered funds, the Fund's return exceeded the average of its unlevered peers.

Benefiting performance during the period was the Fund's overweight exposure to corporate-related tax-exempt debt as well as tax-backed debt and bonds in the transportation and health care sectors. The strong performance in these areas has been driven largely by the continued narrowing of credit spreads, a trend observed in both the municipal market and the taxable bond market. The narrowing of spreads has


4               APEX MUNICIPAL FUND, INC.       DECEMBER 31, 2004
been supported by a generally improving economy, a moderate pace of inflation and the Fed's measured approach to interest rate increases, which generally served to sustain investors' appetites for risk.

In terms of specific securities, we saw strong performance from a capital appreciation bond (or zero coupon bond) representing toll-road financing for the Pocahontas Parkway in Virginia. In conjunction with the toll road's opening in 2002 and the subsequent increase in traffic, spreads on the bond narrowed significantly, making it a meaningful contributor to Fund performance in the past six months.

For a description of the Fund's total investment return based on a change in the per share market value of the Fund's Common Stock (as measured by the trading price of the Fund's shares on the New York Stock Exchange), and assuming reinvestment of dividends, please refer to the Financial Highlights section of this report. As a closed-end fund, the Fund's shares may trade in the secondary market at a premium or discount to the Fund's net asset value. As a result, total investment returns based on changes in the market value of the Fund's Common Stock can vary significantly from total investment returns based on changes in the Fund's net asset value.

What changes were made to the portfolio during the period?

We continued to focus on capturing relative value within the high yield municipal arena as a means of enhancing Fund returns over time. To that end, we continued to pursue opportunities to diversify the portfolio and enhance yield. This involved reductions in the corporate sector and increased exposure to non-rated credits.

In light of the significant rally seen in corporate-related debt, we began to realize profits through selective sales of some of our holdings, particularly in wood and forest products, capital goods and technology sectors. We made these reductions with the realization that the corporate sector traditionally tends to be the most volatile in the municipal market. Thus, when the credit cycle does turn and spreads begin to widen, we would expect corporate-related bonds to suffer the most. Our goal, therefore, has been to realize profits where we can and reduce exposure to a sector that has experienced the greatest volatility over time.

In our previous report to shareholders, we mentioned that the Fund had above-market concentrations in credits rated BBB and BB. At that time, we stated our desire to boost portfolio income through a reallocation of assets into lesser-rated, or non-rated issues. We have since pursued that strategy with some success, and as a result, the Fund's income reserves have increased. At the same time, we were able to reduce our overweighting and approach a market weighting in credits rated BBB and BB.

Finally, we maintained the Fund's exposure to debt issued by the State of California, and performance has benefited as investors' appetite for risk has continued to drive the spreads on these bonds tighter.

How would you characterize the Fund's position at the close of the period?

We maintain a largely positive view on credit spreads, although we believe we have seen the majority of the contraction at this point. Having said that, we will continue to further reduce our overweight exposure to the corporate-related debt sectors, using the proceeds from the sales to increase the Fund's exposure to health care and tax-backed debt. These represent higher-quality, lower-volatility securities, and also complement our efforts to improve the overall diversification of the portfolio.

Theodore R. Jaeckel Jr., CFA
Vice President and Portfolio Manager

January 12, 2005


                APEX MUNICIPAL FUND, INC.       DECEMBER 31, 2004              5

[LOGO] Merrill Lynch Investment Managers

Schedule of Investments                                           (in Thousands)

                      Face
State                 Amount    Municipal Bonds                                                        Value
==============================================================================================================
Alabama--0.6%         $ 1,000   Brewton, Alabama, IDB, PCR, Refunding (Container Corporation
                                of America--Jefferson Smurfit Corp. Project), 8%
                                due 4/01/2009                                                        $   1,034
==============================================================================================================
Alaska--1.1%            2,000   Alaska Industrial Development and Expert Authority Revenue
                                Bonds (Williams Lynxs Alaska Cargoport), AMT, 8%
                                due 5/01/2023                                                            2,064
==============================================================================================================
Arizona--4.1%           1,000   Maricopa County, Arizona, IDA, Education Revenue Bonds
                                (Arizona Charter Schools Project 1), Series A, 6.625%
                                due 7/01/2020                                                              991
                                Maricopa County, Arizona, IDA, M/F Housing Revenue Bonds (Sun
                                King Apartments Project):
                           80       Series A, 5.875% due 11/01/2008                                         77
                           20       Series A, 6% due 11/01/2010                                             19
                          970       Series A, 6.75% due 5/01/2031                                          796
                        1,500       Sub-Series C, 9.50% due 11/01/2031                                   1,162
                        4,000   Phoenix, Arizona, IDA, Airport Facility Revenue Refunding
                                Bonds (America West Airlines Inc. Project), AMT, 6.30%
                                due 4/01/2023                                                            3,026
                        1,000   Pima County, Arizona, IDA, Education Revenue Bonds (Arizona
                                Charter Schools Project), Series E, 7.25% due 7/01/2031                  1,067
                          500   Yavapai County, Arizona, IDA, Hospital Facility Revenue Bonds
                                (Yavapai Regional Medical Center), Series A, 6% due 8/01/2033              528
==============================================================================================================
California--3.8%        1,800   California State, GO, 5% due 2/01/2033                                   1,826
                                California State, Various Purpose, GO:
                        1,300       5.25% due 11/01/2025                                                 1,381
                          820       5.25% due 4/01/2034                                                    855
                        1,000   Fontana, California, Special Tax, Refunding (Community
                                Facilities District Number 22--Sierra), 6% due 9/01/2034                 1,016
                        1,860   Golden State Tobacco Securitization Corporation of
                                California, Tobacco Settlement Revenue Bonds, Series B,
                                5.50% due 6/01/2043                                                      1,945
==============================================================================================================
Colorado--5.5%          2,920   Denver, Colorado, Urban Renewal Authority, Tax Increment
                                Revenue Bonds (Pavilions), AMT, 7.75% due 9/01/2016                      3,071
                        2,800   Elk Valley, Colorado, Public Improvement Revenue Bonds
                                (Public Improvement Fee), Series A, 7.30% due 9/01/2022                  3,015
                        1,235   North Range, Colorado, Metropolitan District Number 1, GO,
                                7.25% due 12/15/2031                                                     1,243
                        2,000   Plaza Metropolitan District No. 1, Colorado, Tax Allocation
                                Revenue Bonds (Public Improvement Fees), 8% due 12/01/2025               2,087
                          830   Southlands, Colorado, Medical District, GO (Metropolitan
                                District # 1), 7.125% due 12/01/2034                                       826
==============================================================================================================
Connecticut--1.0%         490   Connecticut State Development Authority, Airport Facility
                                Revenue Bonds (LearJet Inc. Project), AMT, 7.95%
                                due 4/01/2026                                                              577
                        1,220   New Haven, Connecticut, Facility Revenue Bonds (Hill Health
                                Corporation Project), 9.25% due 5/01/2017                                1,223

Portfolio Abbreviations

To simplify the listings of Apex Municipal Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT     Alternative Minimum Tax (subject to)
EDA     Economic Development Authority
GO      General Obligation Bonds
IDA     Industrial Development Authority
IDB     Industrial Development Board
IDR     Industrial Development Revenue Bonds
M/F     Multi-Family
PCR     Pollution Control Revenue Bonds
VRDN    Variable Rate Demand Notes


6               APEX MUNICIPAL FUND, INC.       DECEMBER 31, 2004

Schedule of Investments (continued)                               (in Thousands)

                      Face
State                 Amount    Municipal Bonds                                                        Value
==============================================================================================================
Florida--7.8%         $   855   Arbor Greene Community Development District, Florida, Special
                                Assessment Revenue Bonds, 7.60% due 5/01/2018                        $     878
                          800   Capital Projects Finance Authority, Florida, Continuing Care
                                Retirement Revenue Bonds (Glenridge on Palmer Ranch),
                                Series A, 8% due 6/01/2032                                                 839
                        2,500   Hillsborough County, Florida, IDA, Exempt Facilities Revenue
                                Bonds (National Gypsum), AMT, Series A, 7.125% due 4/01/2030             2,756
                          895   Lakewood Ranch, Florida, Community Development District
                                Number 5, Special Assessment Revenue Refunding Bonds,
                                Series A, 6.70% due 5/01/2031                                              941
                                Midtown Miami, Florida, Community Development District,
                                Special Assessment Revenue Bonds, Series A:
                        1,500       6% due 5/01/2024                                                     1,549
                        1,350       6.25% due 5/01/2037                                                  1,398
                        1,605   Orlando, Florida, Urban Community Development District,
                                Capital Improvement Special Assessment Bonds, Series A,
                                6.95% due 5/01/2033                                                      1,712
                        1,700   Santa Rosa Bay Bridge Authority, Florida, Revenue Bonds,
                                6.25% due 7/01/2028                                                      1,523
                        2,760   Tampa Palms, Florida, Open Space and Transportation Community
                                Development District Revenue Bonds, Capital Improvement
                                (Richmond Place Project), 7.50% due 5/01/2018                            2,880
==============================================================================================================
Georgia--3.5%           2,000   Atlanta, Georgia, Tax Allocation Revenue Bonds (Atlantic
                                Station Project), 7.90% due 12/01/2024                                   2,178
                                Brunswick & Glynn County, Georgia, Development Authority,
                                First Mortgage Revenue Bonds (Coastal Community Retirement
                                Corporation Project), Series A:
                          830       7.125% due 1/01/2025                                                   825
                        1,185       7.25% due 1/01/2035                                                  1,183
                        1,500   Milledgeville--Baldwin County, Georgia, Development Authority
                                Revenue Bonds (Georgia College and State University
                                Foundation), 5.25% due 9/01/2019                                         1,577
                          830   Savannah, Georgia, EDA, Revenue Bonds (Marshes of Skidaway),
                                First Mortgage, Series A, 7.40% due 1/01/2034                              847
==============================================================================================================
Idaho--0.8%             1,470   Idaho Health Facilities Authority, Revenue Refunding Bonds
                                (Valley Vista Care Corporation), Series A, 7.75%
                                due 11/15/2016                                                           1,495
==============================================================================================================
Illinois--4.8%          1,845   Caseyville, Illinois, Senior Tax Increment Revenue Bonds
                                (Forest Lakes Project), 7% due 12/30/2022                                1,846
                        3,000   Chicago, Illinois, O'Hare International Airport, Special
                                Facility Revenue Refunding Bonds (American Airlines Inc.
                                Project), 8.20% due 12/01/2024                                           2,585
                          400   Chicago, Illinois, Special Assessment Bonds (Lake Shore
                                East), 6.75% due 12/01/2032                                                414
                        3,190   Illinois Development Finance Authority Revenue Bonds (Primary
                                Health Care Centers Facilities Acquisition Program), 7.75%
                                due 12/01/2016                                                           3,369
                          755   Lincolnshire, Illinois, Special Service Area No. 1, Special
                                Tax Bonds (Sedgebrook Project), 6.25% due 3/01/2034                        761
==============================================================================================================
Iowa--2.5%              3,910   Iowa Finance Authority, Health Care Facilities, Revenue
                                Refunding Bonds (Care Initiatives Project), 9.25%
                                due 7/01/2025                                                            4,741
==============================================================================================================
Louisiana--3.1%         5,500   Port New Orleans, Louisiana, IDR, Refunding (Continental
                                Grain Company Project), 7.50% due 7/01/2013                              5,698
==============================================================================================================
Maine--0.5%               840   Maine Finance Authority, Solid Waste Recycling Facilities
                                Revenue Bonds (Great Northern Paper Project--Bowater), AMT,
                                7.75% due 10/01/2022                                                       841
==============================================================================================================
Maryland--0.8%          1,500   Maryland State Energy Financing Administration, Limited
                                Obligation Revenue Bonds (Cogeneration--AES Warrior Run),
                                AMT, 7.40% due 9/01/2019                                                 1,533
==============================================================================================================
Massachusetts--5.0%     1,845   Massachusetts State Development Finance Agency, First
                                Mortgage Revenue Bonds (Overlook Communities Inc.), Series A,
                                6.25% due 7/01/2034                                                      1,830
                                Massachusetts State Development Finance Agency, Revenue Bonds
                                (Eastern Nazarine College):
                        1,245       5.625% due 4/01/2019                                                 1,174
                        1,220       5.625% due 4/01/2029                                                 1,093
                          850   Massachusetts State Health and Educational Facilities
                                Authority Revenue Bonds (Jordan Hospital), Series E, 6.75%
                                due 10/01/2033                                                             901
                                Massachusetts State Health and Educational Facilities
                                Authority, Revenue Refunding Bonds:
                        2,115       (Bay Cove Human Services Issue), Series A, 5.90%
                                    due 4/01/2028                                                        2,040
                        1,000       (Milton Hospital), Series, 5.50% due 7/01/2016                       1,012
                        1,300   Massachusetts State Industrial Finance Agency Revenue Bonds,
                                Sewer Facility (Resource Control Composting), AMT, 9.25%
                                due 6/01/2010                                                            1,310


                APEX MUNICIPAL FUND, INC.       DECEMBER 31, 2004              7

[LOGO] Merrill Lynch Investment Managers

Schedule of Investments (continued)                               (in Thousands)

                      Face
State                 Amount    Municipal Bonds                                                        Value
==============================================================================================================
Michigan--1.1%        $ 1,000   Flint, Michigan, Hospital Building Authority, Revenue
                                Refunding Bonds (Hurley Medical Center), Series A, 6%
                                due 7/01/2020 (a)                                                    $   1,095
                        1,000   Michigan State Hospital Finance Authority, Revenue Refunding
                                Bonds (Detroit Medical Center Obligation Group), Series A,
                                6.50% due 8/15/2018                                                        979
==============================================================================================================
Minnesota--1.1%           820   Minneapolis & Saint Paul, Minnesota, Metropolitan Airports
                                Commission, Special Facilities Revenue Refunding Bonds
                                (Northwest Airlines Inc. Project), AMT, 7.375% due 4/01/2025               787
                        1,230   Saint Paul, Minnesota, Port Authority, Hotel Facility Revenue
                                Refunding Bonds (Radisson Kellogg Project), Series 2, 7.375%
                                due 8/01/2029                                                            1,286
==============================================================================================================
Missouri--1.2%          1,200   Fenton, Missouri, Tax Increment Revenue Refunding and
                                Improvement Bonds (Gravois Bluffs), 7% due 10/01/2021                    1,295
                        1,000   Kansas City, Missouri, IDA, First Mortgage Health Facilities
                                Revenue Bonds (Bishop Spencer Place), Series A, 6.50%
                                due 1/01/2035                                                            1,022
==============================================================================================================
Nevada--0.2%              430   Clark County, Nevada, Improvement District No. 142 Special
                                Assessment, 6.375% due 8/01/2023                                           443
==============================================================================================================
New Jersey--15.3%               Camden County, New Jersey, Improvement Authority, Lease
                                Revenue Bonds (Holt Hauling & Warehousing), AMT,
                                Series A (d):
                        2,000       9.625% due 1/01/2011 (e)                                               263
                        4,500       9.875% due 1/01/2021                                                   592
                        6,000   Camden County, New Jersey, Pollution Control Financing
                                Authority, Solid Waste Resource Recovery Revenue Refunding
                                Bonds, AMT, Series A, 7.50% due 12/01/2010                               5,999
                        2,170   New Jersey EDA, Cigarette Tax Revenue Bonds, 5.50%
                                due 6/15/2024                                                            2,250
                        1,500   New Jersey EDA, IDR, Refunding (Newark Airport Marriott
                                Hotel), 7% due 10/01/2014                                                1,558
                                New Jersey EDA, Retirement Community Revenue Bonds, Series A:
                        1,000       (Cedar Crest Village Inc. Facility), 7.25% due 11/15/2031            1,053
                        3,700       (Seabrook Village Inc.), 8.125% due 11/15/2023                       3,994
                                New Jersey EDA, Special Facility Revenue Bonds (Continental
                                Airlines Inc. Project), AMT:
                        3,050       6.625% due 9/15/2012                                                 2,828
                        5,135       6.25% due 9/15/2029                                                  4,173
                        1,870   New Jersey Health Care Facilities Financing Authority Revenue
                                Bonds (Pascack Valley Hospital Association), 6.625%
                                due 7/01/2036                                                            1,759
                                Tobacco Settlement Financing Corporation of New Jersey
                                Revenue Bonds:
                        3,025       6.75% due 6/01/2039                                                  3,021
                        1,075       7% due 6/01/2041                                                     1,086
==============================================================================================================
New Mexico--2.8%        5,000   Farmington, New Mexico, PCR, Refunding (Tucson Electric Power
                                Co.--San Juan Project), Series A, 6.95% due 10/01/2020                   5,246
==============================================================================================================
New York--3.9%          1,000   Dutchess County, New York, IDA, Civic Facility Revenue Bonds
                                (Saint Francis Hospital), Series B, 7.50% due 3/01/2029                    995
                                New York City, New York, City IDA, Civic Facility Revenue
                                Bonds:
                          350       Series C, 6.80% due 6/01/2028                                          362
                        1,495       (Special Needs Facility Pooled Program), Series C-1,
                                    6.50% due 7/01/2024                                                  1,509
                        1,730   New York City, New York, City IDA, Special Facility Revenue
                                Bonds (British Airways Plc Project), AMT, 7.625%
                                due 12/01/2032                                                           1,793
                                Utica, New York, GO, Public Improvement:
                          700       9.25% due 8/15/2005                                                    724
                          635       9.25% due 8/15/2006                                                    688
                        1,180   Westchester County, New York, IDA, Continuing Care
                                Retirement, Mortgage Revenue Bonds (Kendal on Hudson
                                Project), Series A, 6.50% due 1/01/2034                                  1,203
==============================================================================================================
North Carolina--0.5%    1,000   North Carolina Medical Care Commission, Retirement
                                Facilities, First Mortgage Revenue Bonds (Givens Estates
                                Project), Series A, 6.50% due 7/01/2032                                  1,026
==============================================================================================================
Oregon--0.7%            1,310   Western Generation Agency, Oregon, Cogeneration Project
                                Revenue Bonds (Wauna Cogeneration Project), AMT, Series B,
                                7.40% due 1/01/2016                                                      1,343


8               APEX MUNICIPAL FUND, INC.       DECEMBER 31, 2004

Schedule of Investments (continued)                               (in Thousands)

                      Face
State                 Amount    Municipal Bonds                                                        Value
==============================================================================================================
Pennsylvania--5.3%    $ 1,750   Chester County, Pennsylvania, Health and Education Facilities
                                Authority, Senior Living Revenue Refunding Bonds (Jenners
                                Pond Inc. Project), 7.625% due 7/01/2034                             $   1,780
                                Montgomery County, Pennsylvania, Higher Education and Health
                                Authority Revenue Bonds (Faulkeways at Gwynedd Project):
                          900       6.75% due 11/15/2024                                                   954
                          925       6.75% due 11/15/2030                                                   975
                                Philadelphia, Pennsylvania, Authority for IDR:
                        1,600       (Air Cargo), AMT, Series A, 7.50% due 1/01/2025                      1,620
                        4,460       Commercial Development, 7.75% due 12/01/2017                         4,557
==============================================================================================================
Tennessee--1.0%         1,800   Shelby County, Tennessee, Health, Educational and Housing
                                Facilities Board Revenue Bonds (Germantown Village),
                                Series A, 7.25% due 12/01/2034                                           1,857
==============================================================================================================
Texas--10.0%            1,000   Austin, Texas, Convention Center Revenue Bonds (Convention
                                Enterprises Inc.), First Tier, Series A, 6.70% due 1/01/2028             1,069
                                Bell County, Texas, Health Facilities Development
                                Corporation, Hospital Revenue Bonds (Scott & White Memorial
                                Hospital), VRDN (b)(c):
                          100       Series 2001-2, 1.98% due 8/15/2031                                     100
                          100       Series B-2, 1.98% due 8/15/2029                                        100
                                Brazos River Authority, Texas, PCR, Refunding, AMT:
                        2,530       (Texas Utility Company), Series A, 7.70% due 4/01/2033               3,003
                        2,760       (Utilities Electric Company), Series B, 5.05%
                                    due 6/01/2030                                                        2,839
                        1,220   Brazos River Authority, Texas, Revenue Refunding Bonds
                                (Reliant Energy Inc. Project), Series B, 7.75% due 12/01/2018            1,346
                          475   Dallas-Fort Worth, Texas, International Airport Facility,
                                Improvement Corporation Revenue Bonds (Learjet Inc.), AMT,
                                Series 2001-A-1, 6.15% due 1/01/2016                                       479
                        1,660   Grand Prairie, Texas, Housing Finance Corporation Revenue
                                Bonds (Independent Senior Living Center), 7.75%
                                due 1/01/2034                                                            1,628
                        1,000   Houston, Texas, Health Facilities Development Corporation,
                                Retirement Facility Revenue Bonds (Buckingham Senior Living
                                Community), Series A, 7.125% due 2/15/2034                               1,055
                          945   Lufkin, Texas, Health Facilities Development Corporation,
                                Health System Revenue Bonds (Memorial Health System of East
                                Texas), 5.70% due 2/15/2028                                                963
                        2,310   Matagorda County, Texas, Navigation District Number 1,
                                Revenue Refunding Bonds (Reliant Energy Inc.), Series C, 8%
                                due 5/01/2029                                                            2,560
                        1,330   Port Corpus Christi, Texas, Individual Development
                                Corporation, Environmental Facilities Revenue Bonds (Citgo
                                Petroleum Corporation Project), AMT, 8.25% due 11/01/2031                1,421
                        2,000   Port Corpus Christi, Texas, Revenue Refunding Bonds (Celanese
                                Project), AMT, Series B, 6.70% due 11/01/2030                            2,041
==============================================================================================================
Utah--1.2%              2,240   Carbon County, Utah, Solid Waste Disposal Revenue Refunding
                                Bonds (Laidlaw Environmental), AMT, Series A, 7.45%
                                due 7/01/2017                                                            2,305
==============================================================================================================
Virginia--6.0%          2,490   Dulles Town Center, Virginia, Community Development
                                Authority, Special Assessment Tax (Dulles Town Center
                                Project), 6.25% due 3/01/2026                                            2,551
                       32,600   Pocahontas Parkway Association, Virginia, Toll Road Revenue
                                Bonds, Senior Series B, 5.875%** due 8/15/2025                           8,664
==============================================================================================================
West Virginia--0.4%       875   Princeton, West Virginia, Hospital Revenue Refunding Bonds
                                (Community Hospital Association Inc. Project), 6.20%
                                due 5/01/2013                                                              749
==============================================================================================================
Wisconsin--0.7%         1,320   Wisconsin State Health and Educational Facilities Authority
                                Revenue Bonds (New Castle Place Project), Series A, 7%
                                due 12/01/2031                                                           1,343
==============================================================================================================
Wyoming--1.0%           1,800   Sweetwater County, Wyoming, Solid Waste Disposal Revenue
                                Bonds (FMC Corporation Project), AMT, Series A, 7%
                                due 6/01/2024                                                            1,832


                APEX MUNICIPAL FUND, INC.       DECEMBER 31, 2004              9

[LOGO] Merrill Lynch Investment Managers

Schedule of Investments (concluded)                               (in Thousands)

                      Face
                      Amount    Municipal Bonds                                                        Value
==============================================================================================================
U.S. Virgin Islands   $ 2,100   Virgin Islands Government Refinery Facilities Revenue
--1.2%                          Refunding Bonds (Hovensa Coker Project), AMT, 6.50%
                                due 7/01/2021                                                        $   2,297
--------------------------------------------------------------------------------------------------------------
                                Total Municipal Bonds (Cost--$183,831)--98.5%                          184,018
==============================================================================================================
Total Investments (Cost--$183,831*)--98.5%                                                             184,018

Other Assets Less Liabilities--1.5%                                                                      2,743
                                                                                                     ---------
Net Assets--100.0%                                                                                   $ 186,761
                                                                                                     =========

* The cost and unrealized appreciation/depreciation of investments as of December 31, 2004, as computed for federal income tax purposes, were as follows:

                                                                  (in Thousands)
      --------------------------------------------------------------------------
      Aggregate cost .................................                $ 183,612
                                                                      =========
      Gross unrealized appreciation ..................                $   9,338
      Gross unrealized depreciation ..................                   (8,932)
                                                                      ---------
      Net unrealized appreciation ....................                $     406
                                                                      =========


** Represents a zero coupon; the interest rate shown reflects the effective yield at the time of purchase by the Fund.
(a)   ACA Insured
(b)   MBIA Insured.
(c) Security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based upon prevailing market rates.
(d) Non-income producing--issuer filed for bankruptcy or is in default of interest payments.
(e)   Restricted securities as to resale:

                                                                  (in Thousands)
      --------------------------------------------------------------------------
                                          Acquisition
      Issue                                  Date            Cost          Value
      --------------------------------------------------------------------------
      Camden County, New Jersey,
       Improvement Authority, Lease
       Revenue Bonds (Holt Hauling
       & Warehousing), AMT, Series A,
       9.625% due 1/01/2011                1/29/1997        $2,116          $263
      --------------------------------------------------------------------------

      See Notes to Financial Statements.


10              APEX MUNICIPAL FUND, INC.       DECEMBER 31, 2004

Statement of Assets, Liabilities and Capital

As of December 31, 2004
======================================================================================================================
Assets
----------------------------------------------------------------------------------------------------------------------
                       Investments in unaffiliated securities, at value (identified
                        cost--$183,830,687) .......................................                      $ 184,018,125
                       Cash .......................................................                             48,569
                       Receivables:
                          Interest ................................................    $   3,175,057
                          Securities sold .........................................          546,000         3,721,057
                                                                                       -------------
                       Prepaid expenses ...........................................                              1,206
                                                                                                         -------------
                       Total assets ...............................................                        187,788,957
                                                                                                         -------------
======================================================================================================================
Liabilities
----------------------------------------------------------------------------------------------------------------------
                       Payables:
                          Securities purchased ....................................          788,709
                          Investment adviser ......................................          115,827
                          Dividends to shareholders ...............................           82,061
                          Other affiliates ........................................            1,926           988,523
                                                                                       -------------
                       Accrued expenses ...........................................                             39,930
                                                                                                         -------------
                       Total liabilities ..........................................                          1,028,453
                                                                                                         -------------
======================================================================================================================
Net Assets
----------------------------------------------------------------------------------------------------------------------
                       Net Assets .................................................                      $ 186,760,504
                                                                                                         =============
======================================================================================================================
Capital
----------------------------------------------------------------------------------------------------------------------
                       Common Stock, $.10 par value, 150,000,000 shares authorized;
                        19,596,732 shares issued and outstanding ..................                      $   1,959,673
                       Paid-in capital in excess of par ...........................                        199,958,756
                       Undistributed investment income--net .......................    $   2,208,767
                       Accumulated realized capital losses--net ...................      (17,554,130)
                       Unrealized appreciation--net ...............................          187,438
                                                                                       -------------
                       Total accumulated losses--net ..............................                        (15,157,925)
                                                                                                         -------------
                       Total capital--Equivalent to $9.53 net asset value per share
                        of Common Stock (market price--$8.84) .....................                      $ 186,760,504
                                                                                                         =============

      See Notes to Financial Statements.


                APEX MUNICIPAL FUND, INC.       DECEMBER 31, 2004             11

[LOGO] Merrill Lynch Investment Managers

Statement of Operations

For the Six Months Ended December 31, 2004
======================================================================================================================
Investment Income
----------------------------------------------------------------------------------------------------------------------
                       Interest ...................................................                      $   6,433,300
======================================================================================================================
Expenses
----------------------------------------------------------------------------------------------------------------------
                       Investment advisory fees ...................................    $     606,377
                       Accounting services ........................................           36,569
                       Professional fees ..........................................           23,456
                       Printing and shareholder reports ...........................           22,022
                       Transfer agent fees ........................................           20,621
                       Listing fees ...............................................           10,477
                       Directors' fees and expenses ...............................            7,963
                       Pricing fees ...............................................            7,028
                       Custodian fees .............................................            5,956
                       Other ......................................................            9,481
                                                                                       -------------
                       Total expenses .............................................                            749,950
                                                                                                         -------------
                       Investment income--net .....................................                          5,683,350
                                                                                                         -------------
======================================================================================================================
Realized & Unrealized Gain (Loss)--Net
----------------------------------------------------------------------------------------------------------------------
                       Realized loss on investments ...............................                           (520,487)
                       Change in unrealized appreciation/depreciation on investments                         8,258,258
                                                                                                         -------------
                       Total realized and unrealized gain--net ....................                          7,737,771
                                                                                                         -------------
                       Net Increase in Net Assets Resulting from Operations .......                      $  13,421,121
                                                                                                         =============

      See Notes to Financial Statements.


12              APEX MUNICIPAL FUND, INC.       DECEMBER 31, 2004

Statements of Changes in Net Assets

                                                                                          For the Six       For the
                                                                                         Months Ended      Year Ended
                                                                                         December 31,       June 30,
Increase (Decrease) in Net Assets:                                                           2004             2004
======================================================================================================================
Operations
----------------------------------------------------------------------------------------------------------------------
                       Investment income--net .....................................    $   5,683,350     $  11,663,235
                       Realized gain (loss)--net ..................................         (520,487)           51,260
                       Change in unrealized appreciation/depreciation--net ........        8,258,258         2,365,416
                                                                                       -------------------------------
                       Net increase in net assets resulting from operations .......       13,421,121        14,079,911
                                                                                       -------------------------------
======================================================================================================================
Dividends & Distributions to Shareholders
----------------------------------------------------------------------------------------------------------------------
                       Investment income--net .....................................       (5,643,859)      (11,150,541)
                       Realized gain--net .........................................               --           (61,886)
                                                                                       -------------------------------
                       Net decrease in net assets resulting from dividends and
                        distributions to shareholders .............................       (5,643,859)      (11,212,427)
                                                                                       -------------------------------
======================================================================================================================
Net Assets
----------------------------------------------------------------------------------------------------------------------
                       Total increase in net assets ...............................        7,777,262         2,867,484
                       Beginning of period ........................................      178,983,242       176,115,758
                                                                                       -------------------------------
                       End of period* .............................................    $ 186,760,504     $ 178,983,242
                                                                                       ===============================
                          * Undistributed investment income--net ..................    $   2,208,767     $   2,169,276
                                                                                       ===============================

                            See Notes to Financial Statements.


                APEX MUNICIPAL FUND, INC.       DECEMBER 31, 2004             13

[LOGO] Merrill Lynch Investment Managers

Financial Highlights

The following per share data and ratios have been derived  For the Six
from information provided in the financial statements.     Months Ended                   For the Year Ended June 30,
                                                           December 31,    --------------------------------------------------------
Increase (Decrease) in Net Asset Value:                        2004            2004           2003           2002          2001
===================================================================================================================================
Per Share Operating Performance
-----------------------------------------------------------------------------------------------------------------------------------
             Net asset value, beginning of period ...      $      9.13     $      8.99    $      9.24    $      9.45    $      9.33
                                                           ------------------------------------------------------------------------
             Investment income--net .................              .29+            .60+           .58+           .58            .59
             Realized and unrealized gain (loss)--net              .40             .11           (.27)          (.22)           .13
                                                           ------------------------------------------------------------------------
             Total from investment operations .......              .69             .71            .31            .36            .72
                                                           ------------------------------------------------------------------------
             Less dividends and distributions to
              Common Stock shareholders:
                Investment income--net ..............             (.29)           (.57)          (.56)          (.57)          (.60)
                Realized gain--net ..................               --              --**           --             --             --
                                                           ------------------------------------------------------------------------
             Total dividends and distributions to
              Common Stock shareholders .............             (.29)           (.57)          (.56)          (.57)          (.60)
                                                           ------------------------------------------------------------------------
             Net asset value, end of period .........      $      9.53     $      9.13    $      8.99    $      9.24    $      9.45
                                                           ========================================================================
             Market price per share, end of period ..      $      8.84     $      8.26    $      8.48    $      8.39    $      9.10
                                                           ========================================================================
===================================================================================================================================
Total Investment Return*
-----------------------------------------------------------------------------------------------------------------------------------
             Based on net asset value per share .....             7.85%++         8.64%          4.13%          4.31%          8.48%
                                                           ========================================================================
             Based on market price per share ........            10.58%++         4.20%          8.18%         (1.64%)         9.05%
                                                           ========================================================================
===================================================================================================================================
Average Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
             Expenses ...............................              .80%@           .79%           .90%           .87%           .82%
                                                           ========================================================================
             Investment income--net .................             6.09%@          6.52%          6.56%          6.19%          6.35%
                                                           ========================================================================
===================================================================================================================================
Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------------
             Net assets, end of period (in thousands)      $   186,761     $   178,983    $   176,116    $   181,093    $   185,246
                                                           ========================================================================
             Portfolio turnover .....................               14%             19%            24%            25%            17%
                                                           ========================================================================

* Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effect of sales charges.
**    Amount is less than $(.01) per share.
+     Based on average shares outstanding.
++    Aggregate total investment return.
@     Annualized.

      See Notes to Financial Statements.


14              APEX MUNICIPAL FUND, INC.       DECEMBER 31, 2004

Notes to Financial Statements

1. Significant Accounting Policies:

Apex Municipal Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to present a fair statement of the results for the interim period. All such adjustments are of a normal, recurring nature. The Fund determines and makes available for publication the net asset value of its Common Stock on a daily basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol APX. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Municipal bonds are traded primarily in the over-the-counter markets and are valued at the last available bid price in the over-the-counter market or on the basis of values as obtained by a pricing service. Pricing services use valuation matrixes that incorporate both dealer-supplied valuations and valuation models. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general direction of the Board of Directors. Such valuations and procedures are reviewed periodically by the Board of Directors of the Fund. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued by quoted fair values received daily by the Fund's pricing service. Short-term investments with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value, under which method the investment is valued at cost and any premium or discount is amortized on a straight line basis to maturity. Investments in open-end investment companies are valued at their net asset value each business day. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.

(b) Derivative financial instruments -- The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts -- The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options -- The Fund may write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

      Written and purchased options are non-income producing investments.


                APEX MUNICIPAL FUND, INC.       DECEMBER 31, 2004             15

[LOGO] Merrill Lynch Investment Managers

Notes to Financial Statements (concluded)

o Forward interest rate swaps -- The Fund may enter into forward interest rate swaps. In a forward interest rate swap, the Fund and the counterparty agree to make periodic net payments on a specified notional contract amount, commencing on a specified future effective date, unless terminated earlier. When the agreement is closed, the Fund records a realized gain or loss in an amount equal to the value of the agreement.

(c) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

(d) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities.

(e) Dividends and distributions -- Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .65% of the Fund's average daily net assets.

For the six months ended December 31, 2004, the Fund reimbursed FAM $1,958 for certain accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended December 31, 2004 were $25,115,544 and $24,939,734, respectively.

4. Common Stock Transactions:

At December 31, 2004, the Fund had one class of shares of Common Stock, par value $.10 per share, of which 150,000,000 shares were authorized.

5. Subsequent Event:

On January 6, 2005, the Fund paid a tax-exempt income dividend to holders of Common Stock in the amount of $.048000 per share, payable on January 28, 2005 to shareholders of record on January 19, 2005.

6. Capital Loss Carryfoward:

On June 30, 2004, the Fund had a net capital loss carryforward of $16,465,384, of which $1,311,769 expires in 2005, $938,156 expires in 2006, $2,975,000 expires in 2008, $5,341,699 expires in 2009, $2,075,987 expires in 2010,
$2,163,492 expires in 2011 and $1,659,281 expires in 2012. This amount will be available to offset like amounts of any future taxable gains.


16              APEX MUNICIPAL FUND, INC.       DECEMBER 31, 2004

About Inverse Floaters

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed rate, tax-exempt securities. To the extent the Fund invests in inverse securities, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in these securities. As of December 31, 2004, none of the Fund's total net assets were invested in these securities.

Dividend Policy

The Fund's dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of dividend distributions, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets, Liabilities and Capital, which comprises part of the financial information included in this report.


                APEX MUNICIPAL FUND, INC.       DECEMBER 31, 2004             17

[LOGO] Merrill Lynch Investment Managers

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


18              APEX MUNICIPAL FUND, INC.       DECEMBER 31, 2004

Electronic Delivery

The Fund offers electronic delivery of communications to its shareholders. In order to receive this service, you must regis-ter your account and provide us with e-mail information. To sign up for this service, simply access this Web site at http://www.icsdelivery.com/live and follow the instructions. When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.


                APEX MUNICIPAL FUND, INC.       DECEMBER 31, 2004             19

[LOGO] Merrill Lynch Investment Managers                         www.mlim.ml.com

Apex Municipal Fund, Inc. seeks to provide shareholders with high current income exempt from federal income taxes by investing primarily in a portfolio of medium-to-lower grade or unrated municipal obligations, the interest on which is exempt from federal income taxes in the opinion of bond counsel to the issuer.

This report, including the financial information herein, is transmitted to shareholders of Apex Municipal Fund, Inc. for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863); (2) at www.mutualfunds.ml.com; and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available (1) at www.mutualfunds.ml.com and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.

Apex Municipal Fund, Inc.
Box 9011
Princeton, NJ
08543-9011

                                                                 #10955 -- 12/04

Item 2 - Code of Ethics - Not Applicable to this semi-annual report

Item 3 - Audit Committee Financial Expert - Not Applicable to this semi-annual report

Item 4 - Principal Accountant Fees and Services - Not Applicable to this semi-annual report

Item 5 - Audit Committee of Listed Registrants - Not Applicable to this semi-annual report

Item 6 - Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable to this semi-annual report

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - Not Applicable to this semi-annual report

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 - Submission of Matters to a Vote of Security Holders - Not Applicable

Item 11 - Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 - Exhibits attached hereto

12(a)(1) - Code of Ethics - Not Applicable to this semi-annual report

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) - Certifications - Attached hereto

        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

        Apex Municipal Fund, Inc.


        By: /s/ Robert C. Doll, Jr.
            -------------------------------------
            Robert C. Doll, Jr.,
            President of
            Apex Municipal Fund, Inc.

        Date: February 24, 2005

        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


        By: /s/ Robert C. Doll, Jr.
            -------------------------------------
            Robert C. Doll, Jr.,
            President of
            Apex Municipal Fund, Inc.

        Date: February 24, 2005


        By: /s/ Donald C. Burke
            -------------------------------------
            Donald C. Burke,
            Chief Financial Officer of
            Apex Municipal Fund, Inc.

        Date: February 24, 2005